Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of EP Global Communications, Inc. on Form 10-QSB for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, James McGinnis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report complies with the requirements of  section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

May 15, 2007

By:  /s/ James McGinnis

            James McGinnis

Chief Financial Officer